Property Plant and Equipment	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment.
Property Plant and Equipment

Note 13

Property Plant and Equipment

			Other fixtures	Assets under
EUR’000	Vessels	Dry dock	and fittings	Construction	Total
Cost 2024
Beginning of financial year	566,360	9,135	979	571,745	1,148,219
Additions	8,029	4,377	12,680	624,679	649,765
Transfer from assets under construction	468,678	4,000	—	(472,678)	—
Disposals	(5,146)	—	(306)	—	(5,452)
Exchange differences	18,743	132	160	12,864	31,899
31 December 2024	1,056,664	17,644	13,513	736,610	1,824,431
Accumulated depreciation and impairment
Beginning of financial year	58,727	3,548	312	—	62,587
Depreciation charge	50,571	3,125	1,166	—	54,862
Disposals	(5,000)	—	(306)	—	(5,306)
Exchange differences	(179)	(132)	333	—	22
31 December 2024	104,119	6,541	1,505	—	112,165
Net book value	952,545	11,103	12,008	736,610	1,712,266

Additions during 2024 are mainly driven by newbuild P-Class vessels of EUR 290 million, newbuild A-Class vessels of EUR 114 million, newbuild M-Class vessels of EUR 103 million, O-Class main crane upgrades of EUR 62 million, and vessel upgrades of EUR 54 million. In 2024, Wind Peak vessel was delivered and transferred from asset under construction to vessels.

Borrowing costs for 2024 have been capitalised for a total of EUR 19.7 million (2023: 7.1 million; 2022: EUR 4.2 million). The capitalisation rate used to determine the amount of borrowing costs to be capitalised is the weighted average interest rate applicable to the Company’s general borrowings during the reported period, in this case 7.6% (2023: 5.5%; 2022: 5.7%).

			Other fixtures	Assets under
EUR’000	Vessels	Dry Dock	and fittings	Construction	Total
Cost 2023
Beginning of financial year	282,282	9,261	536	356,163	648,242
Acquisition of businesses	296,536	171	599	144,219	441,525
Additions	227	—	3	73,169	73,399
Disposals	(8,002)	(291)	—	—	(8,293)
Exchange differences	(4,683)	(6)	(159)	(1,806)	(6,654)
31 December 2023	566,360	9,135	979	571,745	1,148,219
Accumulated depreciation and impairment
Beginning of financial year	39,570	2,023	445	—	42,038
Depreciation charge	20,847	1,637	19	—	22,503
Disposals	(5,722)	(108)	—	—	(5,830)
Impairment on disposal	5,000	—	—	—	5,000
Exchange differences	(968)	(4)	(152)	—	(1,124)
31 December 2023	58,727	3,548	312	—	62,587
Net book value	507,633	5,587	667	571,745	1,085,632

Due to the business combination with Eneti, the Group’s property, plant, and equipment increased by EUR 441.5 million in 2023. This primarily comprised the Operating Vessels Wind Scylla and Wind Zaratan (EUR 206 million and EUR 87 million, respectively) and the newbuilds under construction, the M-Class down payments for EUR 144 million.

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Property Plant and Equipment

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Additions during 2023 were mainly driven by down payments of EUR 42 million for the new P-Class installation vessels (EUR 15.4 million), the new A-Class foundation installation vessels (EUR 3.8 million) and instalments for the main cranes for both Wind Orca (EUR 16.0 million) and Wind Osprey (EUR 6.8 million), represented above under Assets under Construction. In addition, Assets under Construction contains EUR 7.6 million worth of guarantee fees to BW Group related to the A-Class and P-Class newbuild vessels as well as EUR 5.7 million of assets related to future projects that have not yet started.

Borrowing costs for 2023 were capitalised for a total of EUR 7.1 million (2022: EUR 4.2 million). The capitalisation rate used to determine the amount of borrowing costs to be capitalised is the weighted average interest rate applicable to the Company’s general borrowings during the reported period, in this case 5.5% (2022: 5.7)%.

Disposals during 2023 were mainly driven by the main cranes upgraded in both O-Class vessels, as well as impairment recognised. For further details, please refer to Note 5.

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Property Plant and Equipment

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			Other fixtures	Assets under
EUR’000	Vessels	Dry Dock	and fittings	Construction	Total
Cost 2022
Beginning of financial year	258,148	1,983	536	158,734	419,401
Additions	15,105	5,281	—	208,455	228,841
Transfer from assets under construction	9,029	1,997	—	(11,026)	—
31 December 2022	282,282	9,261	536	356,163	648,242
Accumulated depreciation
Beginning of financial year	19,629	300	386	—	20,315
Depreciation charge	19,941	1,723	59	—	21,723
31 December 2022	39,570	2,023	445	—	42,038
Net book value	242,712	7,238	91	356,163	606,204

Additions during 2022 were mainly driven by down payments for EUR 167 million of the two new A-Class foundation installation vessels and instalments for the main cranes for both Wind Orca (EUR 10.7 million) and Wind Osprey (EUR 16.3 million), represented above under Assets under Construction. There was also a transfer from assets under construction to additions for EUR 11 million, of which EUR 9 million was due to the capitalisation of vessel equipment.

Borrowing costs for 2022 have been capitalised for a total of EUR 4.2 million. The capitalisation rate used to determine the amount of borrowing costs to be capitalised is the weighted average interest rate applicable to the Company’s general borrowings during the reported period, in this case 5.7%.

Impairment test on vessels and goodwill

The Company has identified neither internal nor external impairment indicators. However, on a voluntary basis and in connection with the annual impairment test of goodwill assigned to the WTGFIV CGU, Management performs an impairment test every year. For the purpose of testing the Group's vessels, the impairment test is performed on both a vessel-by-vessel and CGU basis, thereby also capturing the goodwill assigned to the WTGFIV CGU.

The Company is applying both fair value less costs of disposal (FVLCOD) to determine the arm’s length sale price of an asset at the date of impairment test and the value-in-use (VIU) method for estimating the expected future cash flows that the asset in the current condition will produce. The VIU method assumes the asset will be recovered principally through its continuing use.

The impairment test involves estimating both FVLCOD and VIU and comparing the higher amount to the asset’s carrying amount. The Group has two CGUs being the transport and installation of offshore wind turbine generators and foundations vessels (WTGFIV), comprising Cadeler’s O-Class vessels, Wind Peak and Scylla; and the maintenance of offshore wind turbine generators (O&MV) cash-generating units, comprising Zaratan.

Goodwill arising from the acquisition of Eneti of EUR 17.8 million as of 31 December 2024 has been allocated to the WTGFIV CGU. The recoverable amount of the CGU’s is determined based on the value of the vessels included in the CGU. As of 31 December 2024, Management tested the carrying amount of its two CGUs and each vessel on a stand-alone basis as described below.

Independent market values of each vessel

Cadeler has obtained third-party broker assessment (level 3) of the vessels from at least two independent brokers and in case the valuations differ more than 10%, a third valuation is obtained. The ship brokers assessing the vessel values, based on a market based approach, are acknowledged shipbrokers with appropriate qualifications and relevant experience in the valuation of these vessels.

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				Excess value (recoverable amount
EUR millions	Broker valuation			less carrying amount)
CGU	2024	2023	2022	2024	2023	2022
WTGFIV	1,103	574	380	227	58	160
Number of vessels	4	3	2	4	3	2

O&MV	89	95	n/a	1	—	n/a
Number of vessels	1	1	—	1	1	—

The impairment assessment involves comparing net book values with broker valuations. The net book value is below the broker valuations, hence there is headroom both on a vessel-by-vessel basis and on CGU basis, although for the vessel Zaratan (O&MV) the excess value is limited with the value-in-use calculation also not showing an impairment charge. Management assesses key inputs used in the independent evaluations to support no impairment indicators as explained below. Furthermore, management concludes that no reasonable possible change in assumptions applied while determining VIU for the O&MV CGU would result in an impairment.

VIU calculation

As of December 2024, Management has prepared a value-in-use calculation both on a vessel-by-vessel basis and for the CGU's.

The discounted cash flow period has been calculated from the remaining useful life of the vessel as this is deemed most representative for the actual value of the vessels. Accordingly, the calculation has no terminal value with respect to the WTGFIV CGU.

The VIU is calculated based on cash flow projections in financial budgets and business plans as follows:

–

From 2025 revenue is based on a combination of signed contracts (as captured in the order backlog disclosure in Note 3) and market estimated day rates and expected utilisation for vessels (using externally available information) and a yearly increase of 2.5%.

–	OPEX includes expected 2025 levels (using internal forecasts) plus an increase for inflation of 2.5% in the following years, and expected maintenance based on investment budget.

The discount rate used in the calculation is based on a Weighted Average Cost of Capital (WACC) of 9.5% after tax, (9.5% after tax in 2023 and 8.0% after tax in 2022). As the Company is subject to the tonnage tax regime, the tax consideration in the WACC calculation for impairment of a vessel is immaterial. Therefore, the before and after tax WACC remain the same for impairment testing purposes. WACC is calculated by using a standard WACC model in which cost of equity, cost of debt and capital structure are the key parameters.

The calculation showed no indication of impairment as the future value of cashflows were higher than the carrying amount both on a vessel - by - vessel basis and for the CGU’s.

A sensitivity analysis was also undertaken assuming an increase or decrease in the WACC by 1% as well as an increase or decrease in the revenue by EUR 20 thousand per day. Within this sensitivity analysis, the calculations also showed no indication of impairment as the future value of cashflows was higher than the carrying amount of the vessels for the WTGFIV CGU. Regarding the O&MV CGU, the calculations showed no indication of impairment, as the future value of cash flows was higher than the carrying amount of the vessel, although there was limited headroom.

Newbuilds

As for the newbuilds vessels it is Management’s opinion that current signed contracts and the expected day rates in the future support the carrying amount and do not give any indication of potential impairment.

Accounting policies

Property, plant and equipment are recognised at cost less accumulated depreciation and accumulated impairment losses.

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Property Plant and Equipment

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The cost of an item of property, plant and equipment initially recognised includes its purchase price and any costs that are directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by Management.

Subsequent expenditure relating to property, plant and equipment that has already been recognised is added to the carrying amount of the asset only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. All other repair and maintenance expenses are recognised in profit or loss when incurred.

To keep performing their operational activity, the vessels have an obligation to go through drydock procedures every five years. The costs of the drydock procedures are capitalised per their purchase price and any costs that are directly attributable to bringing the vessels to the location and condition necessary for the drydock procedures.

Depreciation is calculated using the straight-line method to allocate their depreciable amounts over the assets’ estimated useful life. The estimated useful life is as follows:

Useful life
Vessels and furnished equipment	Up to 25 years
Drydock	5 years
Cars	5 years
Other fixtures and fittings	2 to 3 years

The estimated useful life of the vessels of up to 25 years has been estimated by an external consultant through a determined fatigue analysis based on the technical specification of the vessels while for Wind Peak has been based on an internal technical analysis based on the technical specification of the vessel and validated by an external expert. The estimated useful life of these vessels depends on initial delivery.

Prior to their acquisition, Wind Orca and Wind Osprey, had already been in use for eight years, therefore the remaining useful life of the vessels is estimated at 17 years for all components except jacking system and main crane with a remaining useful life of three years from the acquisition of the vessels. For Scylla and Zaratan, their remaining useful lives at acquisition date were assessed to be 17 and 14 years respectively, and all components will have the same useful life. Hull and steel have a salvage value of up to EUR 15 million per vessel by the end of their useful life. Salvage value is estimated as the lightweight of each vessel multiplied by the scarp value per ton. Depreciation is based on costs less the estimated residual value. Residual value is estimated as the lightweight tonnage of each vessel multiplied by the scrap value per ton.

More information can be found in Note 2.4 Material accounting judgements, estimates and assumptions with regards to acquired vessels trough the business combination.

The residual value, useful life, and methods of depreciation of property, plant, and equipment are reviewed at each financial year end and adjusted accordingly, if appropriate.

Borrowing costs

Borrowing costs are capitalised in accordance with IAS 23, where borrowing costs directly attributable to the construction of assets are capitalised until such a time as the asset is substantially ready for its intended use. Borrowing costs consist of interest and other costs that the Group incurs in connection with the borrowing of funds, including fees for guarantees provided by related parties.

Impairment of non-financial assets

Property, plant and equipment and right-of-use assets are tested for impairment whenever there is any objective evidence or indication that these assets may be impaired.

For the purpose of impairment testing of assets, recoverable amount (i.e. the higher of the fair value less cost to sell and the value in use) is determined on an individual asset basis unless the asset does not generate cash flows that are largely independent of those from other assets. If this is the case, the recoverable amount is determined for the cash-generating unit (CGU) to which the asset belongs.

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Property Plant and Equipment

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If the recoverable amount of the asset or CGU is estimated to be less than its carrying amount, the carrying amount of the asset or CGU is reduced to its recoverable amount.

The difference between the carrying amount and recoverable amount is recognised as an impairment loss in profit or loss.

An impairment loss for an asset is reversed if, and only if, there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognised.

The carrying amount of this asset is increased to its revised recoverable amount, provided that this amount does not exceed the carrying amount that would have been determined (net of accumulated depreciation) had no impairment loss been recognised for the asset in prior years.

A reversal of impairment loss for an asset is recognised in profit or loss.